                                   EXHIBIT 4.1

     Form of Subscription Agreement Between the Registrant and the Several Purchasers

                                 MATRITECH, INC.



                            SUBSCRIPTION INSTRUCTIONS
                             (PLEASE READ CAREFULLY)


     NO PERSON WILL BE ACCEPTED AS A PURCHASER PRIOR TO A CLOSING OF THE OFFERING. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF UNITS SUBSCRIBED FOR BY SUCH PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON.

A minimum of 375,000 and a maximum of 800,000 units (the "Units") are being offered for $8.00 per Unit, each Unit consisting of four shares (the "Shares") of Matritech, Inc. (the "Company") common stock having a par value of $0.01 per share (the "Common Stock") and a warrant (the "Warrant") to purchase one share of common stock (a "Warrant Share"). The Warrants are exercisable until November 30, 2002 at an exercise price per share equal to $3.00.

I. This Subscription Booklet contains all the materials necessary for you (the "Purchaser") to purchase the Units. This material is arranged in the following order:

      Subscription Agreement

      -     A. Subscription Package for an INDIVIDUAL investor

      -     B. Subscription Package for a TRUST investor

      -     C. Subscription Package for a PARTNERSHIP investor

      -     D. Subscription Package for a CORPORATE investor

      -     E. Subscription Package for a RETIREMENT investor

      -     F. Internal Revenue Service Form W-9

      Each Subscription Package contains:

      (1) a Questionnaire designed to enable you to demonstrate that you meet the minimum legal requirements under federal and state securities laws to purchase the Units; and

      (2) a Signature Page for the Questionnaire and the Subscription Agreement containing representations relating to your subscription.

      Section F contains an Internal Revenue Service Form W-9: "Request for Taxpayer Identification Number and Certification" for U.S. federal income tax purposes only.


                                       ii

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II.   After reading the Subscription Agreement, please turn to the appropriate
Subscription Package (A, B, C, D or E) and fill in all applicable information. You must complete and sign ALL of the documents in the appropriate section.

      This includes: (a) the Questionnaire and (b) the Signature Page. You also must complete the Internal Revenue Service Form W-9: "Request for Taxpayer Identification Number and Certification" found in Section F. Once you have completed the appropriate portions of the Subscription Booklet and (if applicable) the Form W-9 found in Section F, please return the entire Subscription Booklet, the Form W-9 and any additional required documents (as described in the Questionnaire) to the Placement Manager at its address set forth below in Section IV. If you are a non-U.S. person, in lieu of the Form W-9 you will be required to fill out the appropriate Form W-8 and any additional required documents.

III. Payment for the Units: Payment for the Units will be held in a segregated account maintained by Testa, Hurwitz & Thibeault, LLP ("TH&T"), counsel to the Company. TH&T will hold the Purchasers' funds pending the closing and will not release the Purchasers' funds to the Company until it has received written notice from Sunrise Securities Corp. that all the conditions to closing have been satisfied. The Purchaser shall forthwith cause the full amount of the subscription price to be paid by check, payable to Matritech, Inc. or wire transferred to TH&T at: Citizens Bank, 100 Summer Street, Boston, MA 02110, ABA# 0115-0012-0, Account Name: Testa, Hurwitz & Thibeault, LLP Agents And Attorneys, Account # 110785-312-2, Reference: 98/RCK/8395/45.

      If the subscription price is paid by wire transfer, the Purchaser shall
(i) include the Purchaser's name in the wire transfer instructions; and (ii) request from the bank or other financial institution that is originating the transfer the federal wire number with respect to the subscription and retain that number for future reference. You will not earn interest on your money that is deposited in the escrow account, unless and until you deliver to TH&T a completed Form W-9 or applicable Form W-8.

IV. Send all complete documents together with the requisite payment to the Placement Manager at the following address:

      Sunrise Securities Corp.
      135 East 57th Street, 11th Floor
      New York, New York 10022
      Attention: Derek Caldwell

V. Questions regarding completion of subscription documents should be directed to Derek Caldwell at the above address of Sunrise Securities Corp. at
(212) 421-1616.

                   PLEASE PRINT IN INK OR TYPE ALL INFORMATION

      FAILURE TO COMPLY WITH THE ABOVE INSTRUCTIONS WILL CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN THE REJECTION OF YOUR SUBSCRIPTION. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF PURCHASERS WHOSE


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SUBSCRIPTION BOOKLETS WERE INITIALLY RECEIVED BY THE PLACEMENT
MANAGER AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION BEING CONSIDERED BY THE COMPANY.



                                       iv

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                             SUBSCRIPTION AGREEMENT

           ---------------------------------------------------------

                                 MATRITECH, INC.

           ---------------------------------------------------------

                           A MINIMUM OF 375,000 UNITS
                                       AND
                           A MAXIMUM OF 800,000 UNITS



           ---------------------------------------------------------


To:  Matritech, Inc.

      This Subscription Agreement is made between Matritech, Inc., a De1aware corporation (the "COMPANY"), and the undersigned prospective purchaser who is subscribing hereby for [________] units. Each "UNIT" shall be composed of four shares (the "SHARES") of Matritech Common Stock, $0.01 par value (the "COMMON STOCK") and a warrant (the "WARRANT") to purchase one share of Common Stock (a "WARRANT SHARE"). The Warrants are exercisable until November 30, 2002 at an exercise price per share equal to $3.00. A form of the Warrant is attached as Exhibit C to the Confidential Private Placement Memorandum (the "MEMORANDUM") for the offering of the Units.

      The purchase price per Unit (the "PURCHASE PRICE") is $8.00. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement relating to the offering (the "OFFERING") of a minimum of 375,000 Units and a maximum of 800,000 Units. The minimum investment is 3,000 Units, which minimum amount may be reduced by Sunrise Securities Corp. (the "PLACEMENT MANAGER") with the agreement of the Company.

      In consideration of the Company's agreement to sell the Units, subject to the discretion of the Company and the Placement Manager, to the undersigned upon the terms and conditions contained herein, the undersigned agrees and represents as follows:

A.    SUBSCRIPTION.

      (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the cover and signature pages hereto at a purchase price of $9.00 per Unit. The undersigned encloses herewith a check or has arranged for a wire transfer payable to Matritech, Inc. in the full amount of the purchase price of the Units for which the undersigned is subscribing (the "PAYMENT").

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      (2) The undersigned understands that Payments by check as provided in
Paragraph 1 above shall be delivered to the Placement Manager and, thereafter, such Payments will be deposited as soon as practicable in escrow for the undersigned's benefit in a segregated account established at Citizens Bank by Testa, Hurwitz & Thibeault, LLP ("TH&T"), counsel to the Company. The Payment (or, in the case of the rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly if the undersigned's subscription is rejected in whole or in part. A minimum number of 375,000 Units must be subscribed for before the initial closing of the Offering, and there may be one or more closings (each a "CLOSING DATE") before the final closing (the "FINAL CLOSING DATE"). Upon receipt by the Company of the requisite Payment for all Units to be purchased by the Purchasers whose subscriptions are accepted (each, a "PURCHASER"), the certificates for the number of Shares and Warrants purchased will be issued in the name of each such Purchaser, and the name of such Purchaser will be registered on the stock transfer books of the Company as the record owner of such Shares and Warrants. The Shares, Warrants and Warrant Shares are not freely transferable.

      (3) The undersigned hereby agrees to be bound hereby upon the (i) execution and delivery to the Company, in care of the Placement Manager, of the signature page to the undersigned's completed questionnaire submitted by the undersigned (the "QUESTIONNAIRE") and this Subscription Agreement and (ii) acceptance on a Closing Date by the Company of the undersigned's subscription (the "SUBSCRIPTION").

      (4) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any number of Units that in the aggregate does not exceed the number of Units hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Manager and each officer of the Placement Manager, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement and the Questionnaire, including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this Paragraph 4.

      (5) The Company hereby agrees that if at any time prior to the earlier of
(i) thirty (30) days after the effectiveness of the Registration Statement on Form S-3 covering the resale of the Shares and the Warrant Shares sold to the Purchasers pursuant to this offering or (ii) one year after the Closing, it sells shares of its Common Stock to any non-strategic investor at an effective price of less than $2.00 per share, it will issue additional Units (the "ADDITIONAL UNITS") to each Purchaser at no additional cost so as to make the effective price for the Shares sold to each such Purchaser as part of the Units and the shares of Common Stock issued to each Purchaser as part of the Additional Units equal to not more than such lower price.


B.    REPRESENTATION AND WARRANTIES.

      The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Manager and each selected dealer, if any, selected by the Placement Manager for consultation with the Company (the "SELECTED DEALERS"), as follows:

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      (1) The undersigned has been furnished with and has carefully read the
Memorandum, including the appendices thereto and is familiar with and understands the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional, legal, tax, accounting and financial advisers the suitability of an investment in the Units for the undersigned's particular tax and financial situation and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned.

      (2) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested have been made available for inspection by the undersigned, and the undersigned's attorney, accountant or adviser(s).

      (3) The undersigned has performed its own due diligence and is not relying on any information supplied by the Placement Manager. The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

      (4) The undersigned is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

      (5) The undersigned: (i) has a pre-existing business relationship with either (a) the Company or any of its officers, directors or controlling persons or (b) the Placement Manager or any Selected Dealer and (ii) by reason of the undersigned's business or financial experience of the undersigned's professional advisers who are unaffiliated with and who are not compensated by the Company or the Placement Manager or any Selected Dealer or any affiliate of any of them, directly or indirectly, can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with an investment in the Shares.

      (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

      (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto.

      (8) The undersigned will not sell or otherwise transfer any Shares, Warrants or Warrant Shares (collectively, the "SECURITIES") without registration of such securities under the Securities Act of 1933, as amended (the "SECURITIES ACT") and any applicable state securities laws or an exemption therefrom. The Securities have not been registered under the Securities

Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing the Securities for the undersigned's own account, for investment and not for resale or distribution except in compliance with the Securities Act and such "blue sky" laws as may be applicable. The undersigned has not offered or sold any portion of the Securities being acquired nor does the undersigned have any present intention of dividing such Securities with others or of selling, distributing or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. The undersigned is aware that except as provided in Section D, the Company has no obligation to register the Securities subscribed for hereunder, or to make available an exemption from the registration requirements pursuant to Rule 144 or any successor rule for resale of the Securities.

      (9) Further, the undersigned has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum previously delivered to the undersigned, and has taken full cognizance of and understands all of the risks related to the purchase of the Securities. The undersigned's financial condition is such that he is able to bear the risk of holding Securities for an indefinite period of time, has adequate means to provide for his current financial needs and contingencies and can risk the loss of his entire investment in the Securities.

      (10) The undersigned acknowledges that each certificate representing the Shares and Warrant Shares contained in the Units shall be stamped or otherwise imprinted with a legend substantially in the following form:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT"

      (11) The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

      (12) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Unit(s), (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Unit(s); (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Unit(s), unless each beneficial owner of such entity is qualified as a qualified institutional buyer, within the meaning of Rule 144A promulgated under the Securities Act, or an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ("REGULATION D") and has submitted information substantiating such individual qualification.

      (13) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Units poses additional risks including the inability to use losses generated by an investment in the Units to offset taxable income.

The undersigned shall indemnify and hold harmless the Company, the Placement Manager and any Selected Dealer and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, the Placement Manager or any Selected Dealer (or any agent or representative of any of them) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, the Placement Manager, Selected Dealers or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, the Placement Manager, Selected Dealers or such officer, director or control person in connection with such action, suit or proceeding. The undersigned's liability for any indemnification claims made hereunder shall be limited to the aggregate purchase price of the Units purchased by the undersigned.

C.    UNDERSTANDINGS.

      The undersigned understands, acknowledges and agrees with the Company, the Placement Manager and each Selected Dealer as follows:

      (1) This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before a Closing Date notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

      (2) Except as set forth in paragraph C(1) above, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the information provided by the Company to the undersigned in connection with the Offering, or as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Units.

      (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

      (5) The Placement Manager and the Selected Dealers will receive compensation in connection with the Offering but none of them is guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company, with the agreements entered into in connection with the Offering, and none of them will supervise or participate in the operation or management of the Company.

      (6) The undersigned acknowledges that the information as to the Offering is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or
(iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

      (7) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the Closing Date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units.

      (8) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      (9) THE SECURITIES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

D. REGISTRATION OF THE SHARES AND WARRANT SHARES; COMPLIANCE WITH THE SECURITIES ACT.

      (1)   The Company shall:

                  (a) prepare and file with the Securities and Exchange
            Commission (the "SEC") a registration statement (the "REGISTRATION STATEMENT") covering the resale of the Shares and Warrant Shares by the Purchasers from time to time on the Nasdaq National Market or on such securities market, exchange or system on which the Company's Shares shall then be publicly traded, or in privately negotiated transactions, no later than 45 days following the Final Closing Date;

                  (b) agree to pay the Purchaser an amount in cash equal to (i)
            1% of the aggregate purchase price of the Units sold to the Purchaser should the Company fail to file a Registration Statement with the SEC prior to the expiration of 45 days after the Final Closing Date, and (ii) an equal amount for each subsequent 30-day period thereafter that the Registration Statement is not filed with the SEC, but in no event more than the aggregate purchase price for such Units;

                  (c) use its best efforts, subject to receipt of necessary
            information from the Purchasers, to cause the Registration Statement to become effective as soon as possible thereafter;

                  (d) prepare and file with the SEC such amendments and
            supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act and use its best efforts to maintain the effectiveness of the Registration Statement until the earlier of such time as all of the Shares have been sold pursuant thereto or, such time as, by reason of Rue 144(k) under the Securities Act or any other rule of similar effect, such Shares and Warrant Shares are no longer required to be registered for the unrestricted sale thereof by the Purchasers;

                  (e) furnish to the Purchasers such number of copies of
            prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares held by the Purchasers, provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchasers shall be subject to the receipt by the Company of reasonable assurances from the Purchasers that the Purchasers will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                  (f) file documents required of the Company for normal blue sky clearance in all states provided however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (g) bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section D(1), other than brokerage commissions or placement agent fees and fees and expenses, if any, of counsel or other advisers to the Purchaser with respect to the registration and resale of the Shares and Warrant Shares; and

                  (h) prepare and file additional listing applications for the
            Shares on the Nasdaq National Market.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations is has hereunder.

      (2) The Purchaser agrees that it will not effect any disposition of the Shares or Warrant Shares, that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section D(1) or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws, and further that as a condition to inclusion of the Shares and Warrant Shares in the Registration Statement the Purchaser agrees to provide to the Company such information as it may reasonably request in order to include such Shares and Warrant Shares in such Registration Statement.

      (3) The Purchaser agrees not to make any sale of the Shares or Warrant Shares, pursuant to the Registration Statement referred to in this Section D without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus. The Company agrees to use its best efforts to cause such amended registration statement to be declared effective and/or to deliver such amended or supplemented prospectus as soon as possible. The Purchaser hereby covenants that it will not sell any Shares or Warrant Shares pursuant to said prospectus without first confirming with the Company that the Registration Statement has not been suspended, and during any period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus.

      (4) For the purpose of this Section D(4):

                  (a) the term "SELLING SHAREHOLDER" shall mean any person or entity selling Shares or Warrant Shares pursuant to the Registration Statement, and any affiliate thereof,

                  (b) the term "REGISTRATION STATEMENT" shall include any
            preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement; and

                  (c) the term "UNTRUE STATEMENT" shall mean any untrue
            statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement included in the Registration Statement, and the Company promptly will reimburse such Selling Shareholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained herein; provided further, that the indemnification contained in this Section D(4) with respect to any prospectus after it has been amended or supplemented, shall not inure to the benefit of any Selling Shareholder (or any person controlling such Selling Shareholder) from whom the person asserting such loss, claim, damage, or liability shall have purchased Shares or Warrant Shares, that are the subject thereof if, after copies thereof have been delivered by the Company to such Selling Shareholder, such Selling Shareholder shall have failed to send or give a copy of the prospectus as then amended or supplemented, as the case may be, to such person at or prior to the confirmation of such sale of such Shares or Warrant Shares, to such person, and, if such loss, claim, damage or liability would not have arisen but for the failure of such Selling Shareholder to deliver the same.


The Purchaser agrees to indemnify and hold harmless the Company (and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser promptly will reimburse the

Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Purchaser's liability for any indemnification claims made hereunder shall be limited to the aggregate purchase price of the Units purchased by the Purchaser.

      Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section D(4), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof. In the event that the indemnifying party shall have assume the defense of such action, such indemnifying party shall not enter into any compromise or settlement without the indemnified party's prior written consent, which consent shall not be unreasonably withheld, delayed or denied.

      (5) The restrictions imposed by Sections B(8) and D(2) upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular Shares or Warrant Shares when such Shares or Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such restrictions are not necessary in order to comply with the Securities Act.

      (6) So long as the Registration Statement is effective covering the sale of Shares and Warrant Shares owned by the Purchaser, the Company will furnish to the Purchaser upon request:

                  (a) any document filed by the Company with the SEC, with the exception of documents for which confidential treatment has been granted by the SEC;

                  (b) upon the reasonable request of the Purchaser, any other information concerning the Company that is generally available to the public; and

                  (c) an adequate number of copies of the prospectuses relating to the resale of the Shares or Warrant Shares to supply to any party requiring such prospectuses.

E.    MISCELLANEOUS.

      (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

      (2) Except as set forth in Sections A(4) and C(1) herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

      (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Matritech, Inc., 330 Nevada Street, Newton, Massachusetts 02460,
Attention: Chief Executive Officer, with a copy to the Placement Manager at the address contained on page ii hereof or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this Section E(3).

      (4) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

      (5) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

F.    EXECUTION OF AGREEMENT BY POWER OF ATTORNEY.

      THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE UNDERSIGNED'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, UNLESS SUCH POWER OF ATTORNEY EXPRESSLY PROVIDES FOR THE FURTHER DELEGATION OF SUCH POWER OF ATTORNEY BY THE HOLDER THEREOF AND, IN SUCH EVENT, THE UNDERSIGNED REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

G.    SIGNATURE.

      The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."

                               A. MATRITECH, INC.
                        INDIVIDUAL INVESTOR QUESTIONNAIRE


                        -------------------------------------------------------
         IMPORTANT:        Investor Name: _____________________________________
         Please Complete   PPM Number _________________________________________
                           (from the cover of the Private Placement Memorandum)
                        -------------------------------------------------------

To:  Matritech, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Units may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE A-5), YOU MUST COMPLETE FORM W-9 FOUND AT PAGES F-1 AND F-2 AT THE END OF THIS SUBSCRIPTION PACKAGE.

--------------------------------------------------------------------------------
      IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE INCLUDING FORM W-9. Please make a photocopy of pages A-1 to A-5 and F-I and F-2 and return both completed Questionnaires to the Placement Manager in the same envelope.
--------------------------------------------------------------------------------

I.    PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS.

      [ ]   Individual

      [ ]   Joint Tenants (rights of survivorship)

      [ ]   Tenants in Common (no rights of survivorship)

      [ ]   Community Property

II.   PLEASE CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO YOU.

      1. I have an individual net worth* or net worth with my spouse in excess of $1,000,000.

      2. I have had an individual income* in excess of $200,000 in each of 2000 and 2001, and I reasonably expect an individual income in excess of $200,000 for 2002. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      3. My spouse and I have had a joint income in excess of $300,000 in each of 2000 and 2001, and I reasonably expect a joint income in excess of $300,000 for 2002, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      4. I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      5.    I am a director or executive officer of Matritech, Inc.

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, I certify the following (or, if I am purchasing Units with my spouse as co-owner, each of us certifies the following):

                  (a) that I am at least 21 years of age;

                  (b) that my purchase of Units will be solely for my own
            account and not for the account of any other person (other than my spouse or other co-owner); and


-------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  (c) that the name, residence address and social security or taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

IV.   GENERAL INFORMATION.

      1.    PURCHASER.

Name:

--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
     (City)                        (State)                           (Zip Code)

Residence Telephone Number:


--------------------------------------------------------------------------------
          (Area Code)                                 (Number)

Business Name and Address:


--------------------------------------------------------------------------------
                               (Name of Business)


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
       (City)                       (State)                           (Zip Code)

Business Telephone Number:


--------------------------------------------------------------------------------
       (Area Code)                                          (Number)

I prefer to have correspondence sent to:     [ ]   Residence      [ ]  Business

      2.    SPOUSE, IF CO-OWNER.

Name:


--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:


--------------------------------------------------------------------------------

Residence Address (if different from Purchaser's):


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
       (City)                        (State)                          (Zip Code)

Residence Telephone Number
(if different from Purchaser's):
                                  ----------------------------------------------
                                    (Area Code)                       (Number)

Business Name and Address
(if different from Purchaser's):
                                  ----------------------------------------------
                                                (Business Name)


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
        (City)                      (State)                          (Zip Code)

Business Telephone Number
(if different from Purchaser's):
                                  ----------------------------------------------
                                    (Area Code)                     (Number)

I prefer to have correspondence sent to:    [ ]   Residence    [ ]   Business

                                 MATRITECH, INC.
                            INDIVIDUAL SIGNATURE PAGE


      Your signature on this Individual Signature Page evidences your agreement to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

      The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Placement Manager (contact by collect call at the telephone number contained on page ii hereof) immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Placement Manager written confirmation of such change.


                                              ----------------------------------
                                                            Date
------------------------------
Number of Units applied for
                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Date:

                                          By:
                                              ----------------------------------
                                               (Signature of Spouse If Co-Owner)

                                              Name:
                                              Title:
                                              Date:

--------------------------------------------------------------------------------
      IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE INCLUDING FORM W9 OR W-8. Please make a photocopy of pages A-1 to A-2 and F-I and F-2 and return both completed Questionnaires to the Placement Manager in the same envelope.
--------------------------------------------------------------------------------

      THE UNITS, SHARES, WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED.

                               B. MATRITECH, INC.
                               TRUST QUESTIONNAIRE


                 ------------------------------------------------------
IMPORTANT:       Investor Name:________________________________________
Please Complete
                 PPM Number ___________________________________________
                 (from the cover of the Private Placement Memorandum)
                 ------------------------------------------------------


To: Matritech, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase the Units may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE B-6), THE UNDERSIGNED TRUST MUST COMPLETE FORM W-9 FOUND AT PAGES F-I AND F-2 AT THE END OF THIS SUBSCRIPTION PACKAGE.

--------------------------------------------------------------------------------
      NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE ON PAGES E-1 TO E-7.
--------------------------------------------------------------------------------

1.    PLEASE CHECK STATEMENTS 1 OR 2 BELOW, AS APPLICABLE.

   1. All of the trustees of the TRUST are residents of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming; and

      1.    the TRUST has total assets in excess of $5,000,000; AND

      2. the TRUST was not formed for the specific purpose of acquiring the Units; AND

      3. the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

   2. The TRUST is a revocable grantor TRUST which grantor may revoke at any time without the consent or approval of any other person; the grantor retains sole investment control over the assets of the trust; and

      a. the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

      b. the grantor is a natural person who had an individual income* in excess of $200,000 in each of 2000 and 2001, and who reasonably expects an individual income in excess of $200,000 for 2002; or

      c. the grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 2000 and 2001 and who reasonably expects a joint income in excess of $300,000 in 2002, and all of the trustees of the TRUST are residents of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming; or

      d.    the grantor is a director or executive officer of Matritech, Inc.


--------------------------------------------------------------------------------
IF THE TRUST IS A REVOCABLE GRANTOR TRUST, EACH GRANTOR MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

2. FOR REVOCABLE GRANTOR TRUSTS ONLY: PLEASE CHECK ANY OF STATEMENTS 1-5 BELOW THAT APPLY TO THE GRANTOR.

      1. I have an individual net worth or net worth or joint net worth with my spouse in excess of $1,000,000.

      2. I have had an individual income in excess of $200,000 in each of 2000 and 2001, and I reasonably expect an individual income in excess of $200,000 for 2002.


-----------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      3. My spouse and I have had a joint income in excess of $300,000 in each of 2000 and 2001, and I reasonably expect a joint income in excess of $300,000 for 2002, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Ok1ahoma~ Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      4. I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings

      5.    I am a director or executive officer of Matritech, Inc.


                                     GRANTOR


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     GRANTOR


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

3.          OTHER CERTIFICATIONS.

      (a) By signing the Signature Page, the undersigned certifies the following:

      (b) that the TRUST's purchase of the Units will be solely for the TRUST' own account and not for the account of any other person;

      (c) that the TRUST's purchase of the Units is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

      (d)   that the TRUST has not been established in connection with either
            (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or
            (ii) a plan described in Section 4975(e) (i) of the Internal Revenue Code; and

      (e) that the TRUST's name, address, place of formation and taxpayer identification number as set forth in this Questionnaire are true, complete and complete.

4.          GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE TRUST).

Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
       (City)                     (State)                        (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                    (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                          (Zip Code)


State in which Formed:
                      ----------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

      (b)   TRUSTEE(S) WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE
            TRUST.

            Name(s) of
            Trustee(s):
                       ---------------------------------------------------------


      If Grantor Trust, Name(s) of Grantor(s):
                                              ----------------------------------

5.          ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
A TRUST MAY BE REQUIRED TO ATTACH A COPY OF THE TRUST AGREEMENT, DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE UNITS. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                                 MATRITECH, INC.
                              TRUST SIGNATURE PAGE


      Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned trustees represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify the Placement Manager (contact by collect call at the telephone number contained on page ii hereof) immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Placement Manager written confirmation of such change.

      2. The undersigned trustees hereby certify that they have read and understand this Subscription Agreement.

      3. The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire the Units and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Units and enter into this Subscription Agreement.



---------------------------------------------     -----------------------------
Number of Units applied for                                   Date

Please Type or Print the Exact Legal Title of
Trust as follows: Trustee's name, as trustee
for [Name of Grantor] under [Agreement or
Declaration of Trust] dated [Date of Trust
Formation]                                        -----------------------------
                                                        Title of Trust


Name of                                           Name of
Trustee:                                          Trustee:
        -----------------------------------               ---------------------
               (Please Type or Print)                     (Please Type or Print)


By:                                               By:
   ----------------------------------------          ---------------------------
           (Signature of Trustee)                       (Signature of Trustee)

      THE UNITS, SHARES, WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION

STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                               C. MATRITECH, INC.
                            PARTNERSHIP QUESTIONNAIRE

--------------------------------------------------------------------------------
IMPORTANT:       Investor Name:_________________________________________________
Please Complete
                 PPM Number ____________________________________________________
                            (from the cover of the Private Placement Memorandum)
--------------------------------------------------------------------------------

To: Matritech, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase the Units may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or `blue sky" laws. Further, the undersigned PARTNERSHIP understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE C-6), THE UNDERSIGNED PARTNERSHIP MUST COMPLETE FORM W-9 FOUND AT PAGES F-1 AND F-2 AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.    PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE PARTNERSHIP.

      1. The undersigned PARTNERSHIP: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Units; and (c) has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      2. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following three conditions:

      (a) the partner is a natural person whose individual net worth** or joint net worth with his or her spouse exceeds $1,000,000; or

      (b) the partner is a natural person whose individual income* was in excess of $200,000 in each of 2000 and 2001 and who reasonably expects an individual income in excess of $200,000 in 2002; or

      (c)   the partner is a director or executive officer of Matritech, Inc.

      1. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 2000 and 2001 and who reasonably expects a joint income in excess of $300,000 in 2002, and the undersigned PARTNERSHIP has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT I, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------


II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN WHERE INDICATED.

      1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      2. I have had an individual income in excess of $200,000 in each of 2000 and 2001, and I reasonably expect an individual income in excess of $200,000 for 2002.


-----------------

* For purposes of this questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      3. My spouse and I have had a joint income in excess of $300,000 in each of 2000 and 2001, and I reasonably expect a joint income in excess of $300,000 for 2002, and I am a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      4. I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      5.    I am a director or executive officer of Matritech, Inc.



-----------------------------------          -----------------------------------


-----------------------------------          -----------------------------------
    Print Name (s) of Partner(s)                  Signature(s) of Partner(s)


III.  OTHER CERTIFICATIONS.

      By signing the Signature page, the undersigned certifies the following:

      (a) that the PARTNERSHIP's purchase of the Units will be solely for the PARTNERSHIP'S own account and not for the account of any other person; and

      (b) that the PARTNERSHIP's name, address of principal place of business, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

IV.   GENERAL INFORMATION.

(a)   PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:
       -------------------------------------------------------------------------

Principal Place of Business:
                            ----------------------------------------------------
                                           (Number and Street)


--------------------------------------------------------------------------------
    (City)                          (State)                          (Zip Code)


Address for Correspondence (if different):
                                          --------------------------------------
                                                    (Number and Street)


--------------------------------------------------------------------------------
      (City)                         (State)                          (Zip Code)

Telephone Number:
                 ---------------------------------------------------------------
                         (Area Code)                           (Number)

State in which Formed:
                      ----------------------------------------------------------

Date of Formation:
                    ------------------------------------------------------------

Taxpayer Identification Number:
                                 -----------------------------------------------

Number of Partners:
                     -----------------------------------------------------------

      (b) THE PERSON WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:
         -----------------------------------------------------------------------

Position or Title:
                    ------------------------------------------------------------

      (c) IF SECTION II HAS BEEN COMPLETED, NAMES AND SIGNATURES OF ALL INDIVIDUAL PARTNERS MUST APPEAR ON PAGE C-3

                                 MATRITECH, INC.
                           PARTNERSHIP SIGNATURE PAGE


      Your signature on this Partnership Signature page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned PARTNERSHIP hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify the Placement Manager (contact by collect call at the telephone number contained on page ii hereof) immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Placement Manager written confirmation of such change.

      2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Units and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Units and enter into this Subscription Agreement.



---------------------------------  ---------------------------------------------
Number of Units applied for                               Date


                                   ---------------------------------------------
                                                  Name of Partnership
                                                 (Please Type or Print)


                                   By:
                                          --------------------------------------
                                                      (Signature)

                                   Name:

                                              ----------------------------------
                                                   (Please Type or Print)

                                  Title:
                                             -----------------------------------

      THE UNITS, SHARES, WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED

UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                               D. MATRITECH, INC.
                            CORPORATION QUESTIONNAIRE


                   -------------------------------------------------------------
IMPORTANT:         Investor Name:____________________________________________
Please Complete
                   PPM Number _______________________________________________
                   (from the cover of the Private Placement Memorandum)
                   -------------------------------------------------------------


To: Matritech, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S subscription to purchase the Units may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned CORPORATION understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE D-6), THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 FOUND AT PAGES F-1 AND F-2 AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.    PLEASE CHECK ANY OF STATEMENTS 1-5 BELOW THAT APPLIES TO THE CORPORATION.

      1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring any Units; and (c) has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Texas, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      2. The undersigned CORPORATION: (a) has total assets in excess of $14,000,000; (b) was not formed for the specific purpose of acquiring any Units; and (c) has its principal place of business in California.

      3. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following two conditions:

            a. the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

            b. the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 2000 and 2001 and who reasonably expects an individual income in excess of $200,000 in 2002.

      4. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 2000 and 2001 and who reasonably expects a joint income in excess of $300,000 during 2002, and the undersigned CORPORATION has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      5.    The undersigned CORPORATION is:

            a.    a bank as defined in Section 3(a)(2) of the Securities Act; or

            b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

            c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

            d. an insurance company as defined in Section 2(13) of the Securities Act; or

            e. an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                  Section 2(a)(48) of the Investment Company Act of 1940; or


-------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            f. a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

            g. a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.


--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 3 OR STATEMENT 4 IN SECTION I AND DID NOT CHECK STATEMENT I, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER
STATEMENT 3 OR STATEMENT 4) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME) OR EACH SHAREHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------


II. IF YOU CHECKED STATEMENT 3 OR STATEMENT 4 IN I ABOVE, EACH SHAREHOLDER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH SHAREHOLDER AND SIGN BELOW WHERE INDICATED.

            1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

            2. I have had an individual income in excess of $200,000 in each of 2000 and 2001, and I reasonably expect an individual income in excess of $200,000 for 2002. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

            3. My spouse and I have had a joint income in excess of $300,000 in each of 2000 and 2001, and I reasonably expect a joint income in excess of $300,000 for 2002, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

            4. I am a Massachusetts resident, and my investment in Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

            5.    I am a director or executive officer of Matritech, Inc.



                                   SHAREHOLDER


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SHAREHOLDER


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the CORPORATION's purchase of Units will be solely for the CORPORATION's own account and not for the account of any other person or entity; and

      (b) that the CORPORATION's name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE CORPORATION)

Name:
         ----------------------------------------------------------------------

Principal Place of Business:
                            ---------------------------------------------------
                                          (Number and Street)

-------------------------------------------------------------------------------
    (City)                       (State)                     (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                  (Number and Street)

--------------------------------------------------------------------------------
    (City)                         (State)                           (Zip Code)

Telephone Number:
                ----------------------------------------------------------------
                           (Area Code)                      (Number)

State of Incorporation:
                       ---------------------------------------------------------

Date of Formation:
                    ------------------------------------------------------------

Taxpayer Identification Number:
                                 -----------------------------------------------

Number of Shareholders:
                         -------------------------------------------------------

      (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:
         -----------------------------------------------------------------------

Position or Title:
                    ------------------------------------------------------------

      (c) IF SECTION II HAS BEEN COMPLETED, NAMES AND SIGNATURES OF ALL INDIVIDUAL SHAREHOLDERS MUST APPEAR ON D-4.

                                 MATRITECH, INC.
                           CORPORATION SIGNATURE PAGE


      Your signature on this Corporation Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned CORPORATION hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify the Placement Manager (contact by collect call at the telephone number contained on page ii hereof) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Placement Manager written confirmation of such change.

      2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Units and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Units and enter into this Subscription Agreement.



---------------------------------------    -------------------------------------
   Number of Units applied for                             DATE



                                           -------------------------------------
                                           (Name of  Corporation)


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


      THE UNITS, SHARES, WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                               E. MATRITECH, INC.
                          RETIREMENT PLAN QUESTIONNAIRE


                   -------------------------------------------------------------
IMPORTANT:         Investor Name:___________________________________________
Please Complete
                   PPM Number_______________________________________________
                   (from the cover of the Private Placement Memorandum)
                   -------------------------------------------------------------

To: Matritech, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase the Units may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or `blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE E-7), YOU MUST COMPLETE FORM W-9 FOUND AT PAGES F-1 AND F-2 AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.    PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE.

      1. The undersigned RETIREMENT PLAN certifies that it is a Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

            a. such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

            b. such person had an individual income* in excess of $200,000 in each of 2000 and 2001 and reasonably expects an individual income in excess of $200,000 in 2002;


----------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletions, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            c. such person, together with his or her spouse, had a joint income in excess of $300,000 in each of 2000 and 2001 and reasonably expects a joint income in excess of $300,000 in 2002 and is a resident of Alabama, Arizona, Colorado Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto, Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      2. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and:

      (a) The undersigned RETIREMENT PLAN is self-directed, with investment decisions made solely by persons that are not residents of Alaska, Arkansas, California, Maryland, Texas or Utah, and each such person directing his account and for whom the investment is being made satisfies at least one of the following conditions:

      1. such person's individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

      2. such person had an individual income in excess of $200,000 in each of 2000 and 2001 and reasonably expects an individual income in excess of $200,000 in 2002; or

      3. such person together with his or her spouse, had a joint income in excess of $300,000 in each of 2000 and 2001 and reasonably expects a joint income in excess of $300,000 in 2002 and is a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto, Rico, Rhode island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      4.    such person is a director or executive officer of Matritech, Inc.

            b. The undersigned RETIREMENT PLAN has total assets in excess of $5,000,000 and such Plan is not maintained in Alaska or California; or

            c. The investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that (1) is either a bank, insurance company or registered investment adviser or (2) is located in jurisdictions other than

                  Alaska, Arkansas, California or Texas and is a savings and loan association.


--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------


II. IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(A) IN SECTION 1 ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTICIPANT.

      1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      2. I have had an individual income in excess of $200,000 in each of 2000 and 2001, and I reasonably expect an individual income in excess of $200,000 for 2002. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      3. My spouse and I have had a joint income in excess of $300,000 in each of 2000 and 2001, and reasonably expect a joint income excess of $300,000 for 2002, and I am a resident of Alabama, Arizona, Colorado Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, Wisconsin or Wyoming.

      4. I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      5.    I am a director or executive officer of Matritech, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the RETIREMENT PLAN's purchase of Units will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

      (b) that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN; and

      (c) that the RETIREMENT PLAN's name, address, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE RETIREMENT PLAN).

Name:
       -------------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
   (City)                         (State)                            (Zip Code)

Address for Correspondence (if different):

Name:
       -------------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
    City)                         (State)                             (Zip Code)

Telephone Number:

--------------------------------------------------------------------------------
         (Area Code)                                 (Number)

State in which Formed:
                        --------------------------------------------------------

Date of Formation:
                    ------------------------------------------------------------

Taxpayer Identification Number:
                                 -----------------------------------------------

      (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN (TRUSTEE FOR AN EMPLOYEE BENEFIT PLAN; CUSTODIAN FOR AN IRA OR KEOGH).

Name:
       -------------------------------------------------------------------------

Position or Title:
                    ------------------------------------------------------------

V.    ADDITIONAL INFORMATION.



--------------------------------------------------------------------------------
THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE UNITS. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                                 MATRITECH, INC.
                         RETIREMENT PLAN SIGNATURE PAGE


      Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned RETIREMENT PLAN hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify the Placement Manager (contact by collect call at the telephone number contained on page ii hereof) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN'S subscription and will promptly send the Placement Manager written confirmation of such change.

      2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Units and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Units and enter into this Subscription Agreement.

---------------------------------       ----------------------------------------
  Number of Units applied for                           Date

                                        ----------------------------------------
                                               (Name of Retirement Plan)


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:


      THE UNITS, SHARES, WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.


                               F. MATRITECH, INC.
                                  W-9 ATTACHED